Vehicles, net - Summary of Company's Vehicles, Net (Detail) - Bird Rides [Member] - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Deployed vehicles	$ 102,450	$ 69,944	$ 65,603
Undeployed vehicles	17,480	24,676	30,066
Spare parts	9,608	15,000	21,516
Less: Accumulated depreciation	(38,021)	(28,515)	(26,040)
Total vehicles, net	$ 91,517	$ 81,105	$ 91,145